UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 11, 2013

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Park Avenue, New York, New York		10166-0188
(Address of Principal Executive Offices)		(Zip Code)

212-578-2211

(Registrant’s Telephone Number, Including Area Code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01	Other Events.
Item 9.01	Financial Statements And Exhibits	4
SIGNATURES		5
EXHIBIT INDEX		6
Ex - 10.1 to 10.13
10.1	Form of Performance Share Agreement (effective February 11, 2013)
10.2	MetLife International Performance Unit Incentive Plan (as amended and restated effective February 11, 2013)
10.3	Form of Performance Unit Agreement (effective February 11, 2013)
10.4	Form of Restricted Stock Unit Agreement (effective February 11, 2013)
10.5	Form of Restricted Stock Unit Agreement (Three-Year “Cliff” Period of Restriction; No Code 162(m) Goals) (effective February 11, 2013)
10.6	MetLife International Restricted Unit Incentive Plan (as amended and restated effective February 11, 2013)
10.7	Form of Restricted Unit Agreement (effective February 11, 2013)
10.8	Form of Restricted Unit Agreement (Three-Year “Cliff” Period of Restriction; No Code 162(m) Goals) (effective February 11, 2013)
10.9	Form of Stock Option Agreement (effective February 11, 2013)
10.10	Form of Stock Option Agreement (Three-Year “Cliff” Exercisability) (effective February 11, 2013)
10.11	MetLife International Unit Option Incentive Plan (as amended and restated effective December 3, 2012)
10.12	Form of Unit Option Agreement (effective February 11, 2013)
10.13	Form of Unit Option Agreement (Three-Year “Cliff” Exercisability) (effective February 11, 2013)
99.1	Press release of MetLife, Inc., dated February 15, 2013, announcing the declaration of first quarter 2013 dividends on its floating rate non-cumulative preferred stock, Series A, and its 6.50% non-cumulative preferred stock, Series B, subject to the final confirmation that it has met the financial tests specified in the Series A and Series B preferred stock.
99.2	Press release of MetLife, Inc., dated February 14, 2013, announcing that it had received the required approvals from both the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve to deregister as a bank holding company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2013, the Compensation Committee (the “Committee”) of the Board of Directors of MetLife, Inc. (the “Company”) approved modified forms of award agreement (collectively, the “Award Agreements”) for stock-based long-term incentive compensation and amended and restated plan documents (the “Phantom Plan Documents”) for cash-payable stock-based long-term incentive compensation. Such terms will apply to awards made on and after February 11, 2013.

Performance Shares and Performance Units

Performance Shares are units that, if they vest at the end of a three-year performance period (the “Performance Period”), are multiplied by a performance factor from zero to 175% to produce a number of Final Performance Shares which are payable in shares of Company common stock (“Shares”), subject to the terms of a Performance Share Agreement. Performance shares are awarded under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the “2005 Stock Plan.”)

After the end of the Performance Period, the Committee will determine whether the Company satisfied performance goals that are intended to comply with the requirements for deduction of compensation from the Company’s taxable income under U.S. Internal Revenue Code Section 162(m). Those goals are based on the Company’s (a) income from continuing operations before provision for income tax, excluding net investment gains or losses, or (b) total shareholder return (the “Section 162(m) Goals”), in each case for either the Performance Period or the third year of the Performance Period. If the Committee finds that any of the Section 162(m) Goals were met, each awardholder will be eligible for a payout of Shares of up to 175% of the number of Performance Shares awarded to the awardholder.

Assuming one of the Section 162(m) Goals has been met, the number of Final Performance Shares will be determined by multiplying the number of Performance Shares in the award by a performance factor from zero to 175%, determined in the Committee’s discretion. The Committee may, in its discretion, consider the Company’s performance during the Performance Period with respect to operating earnings and total shareholder return, each generating a performance factor from zero to 175%, and average the two performance factors. In doing so, the Committee may, in its discretion:

(a)	with respect to operating earnings, consider how the Company’s annual performance compared to the Company’s three-year business plan. In doing so, it may choose to apply guidelines that provide for a threshold performance of 80% of business plan target generating a performance factor of 25%, performance at the business plan target generating a performance factor of 100%, and performance at or above 120% of business plan target generating a performance factor of 175%.

(b)	with respect to total shareholder return, consider how the Company’s performance compared to a list of competitors in an appendix to the Performance Share Agreement. In doing so, it may choose to apply guidelines that provide for a threshold performance in the 25th percentile generating a performance factor of 25%, performance in the 50th percentile generating a performance factor of 100%, and performance in or above the 87.5 percentile generating a performance factor of 175%.

Awardholders must generally remain employed by Company affiliates through the end of the Performance Period in order to receive a payout for Performance Shares. However, awardholders who qualify for long-term disability, die, retire, or qualify for certain post-employment medical benefits during the Performance Period may also receive a payout. An awardholder who is involuntarily terminated from employment during the Performance Period with eligibility under a severance program and whose separation agreement becomes final will receive a pro rata cash payout based on the duration of the Performance Period prior to termination of employment. Executive officers of the Company and officers subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934 (“Insiders”) would, in the case of such a pro rata payout, receive a payout (a) using a Performance Factor of the lesser of 100% or the Performance Factor determined by the Committee after the end of the Performance Period, and (b) using a price per Share at the lesser of the closing price of a Share on the grant date of the Performance Share or the date the Committee determined the Performance Factor. The Performance Share Agreement also provides for payout upon a change of control of the Company, as defined, under certain circumstances. If the Committee (or its delegate) finds that an Insider provided services to a competitor during the Performance Period, such as after retirement, the Performance Shares and any severance-related payout related to the Performance Shares yet made will be forfeit.

Performance Units are substantially similar to Performance Shares, but are paid out in cash using the price of Shares rather than in Shares, subject to a Performance Unit Agreement. The Committee also approved an amended and restated plan document for the MetLife International Performance Unit Incentive Plan.

Restricted Stock Units and Restricted Units

Restricted Stock Units are units that, if they vest at the end of a Period of Restriction, are payable in Shares, subject to a Restricted Stock Agreement. Restricted Stock Units are awarded under the 2005 Stock Plan.

The Company intends to grant Restricted Stock Units that have a Period of Restriction which ends with respect to one-third of each award on each of the first three anniversaries of the grant date as part of its annual grants to incumbent executives and other management. After the end of each Period of Restriction, the Committee will determine whether the Company satisfied the Section 162(m) goals for the prior calendar year. If the Committee finds that the Section 162(m) Goals were met, one-third of the Restricted Units will become payable to the awardholder.

Awardholders must generally remain employed by Company affiliates through the end of the Period of Restriction in order to receive a payout for Restricted Stock Units. However, awardholders who qualify for long-term disability, die, retire, or qualify for certain post-employment medical benefits during the Period of Restriction will also receive a payout. The Restricted Stock Unit Agreement also provides for payout upon a change of control of the Company, as defined, under certain circumstances. If the Committee (or its delegate) finds that an Insider provided services to a competitor during a Period of Restriction, such as after retirement, the Restricted Stock Units subject to that Period of Restriction will be forfeit.

The Committee also approved a form of Restricted Stock Unit Agreement with (a) a three-year Period of Restriction applicable to the entire award, (b) no Section 162(m) Goals, (c) a pro rata cash payout for an awardholder who is involuntarily terminated from employment during the Period of Restriction with eligibility under a severance program and whose separation agreement becomes final, and (d) no Insider non-compete provisions. The Company may grant Restricted Stock Units using this form of Award Agreement in connection with hiring new employees or for special recognition or retention purposes.

Restricted Units are substantially similar to Restricted Stock Units, but are paid out in cash using the price of Shares, rather than in Shares, subject to a Restricted Unit Agreement. The Committee also approved an amended and restated plan document for the MetLife International Restricted Unit Incentive Plan.

Stock Options

Stock Options are the contingent right of awardholders to purchase Shares at a stated price for a limited time, subject to a Stock Option Agreement. Stock options are awarded under the 2005 Stock Plan.

Stock Options have an exercise price equal to the closing price of a Share on the date of grant, and have a maximum term of ten years. Awardholders must generally remain employed by Company affiliates in order to exercise Stock Options, and have thirty days after the end of their employment (or until the end of the ten-year term, if earlier) to exercise their Stock Options. However, awardholders who qualify for long-term disability, die, retire, or qualify for certain post-employment medical benefits may also continue to exercise their Stock Options. The Stock Option Agreement also provides for immediate exercisability or redemption in cash using the change of control price of Shares, upon a change of control of the Company, as defined, under certain circumstances. If the Committee (or its delegate) finds that an Insider provided services to a competitor before exercising any Stock Options, such as after retirement, the unexercised Stock Options will be forfeit.

The Company intends to grant Stock Options one-third of which become exercisable on each of the first three anniversaries of the grant date as part of its annual grants to incumbent executives and other management. The Company may grant Stock Options each of which becomes exercisable on the third anniversary of the grant date in connection with hiring new employees or for special recognition or retention purposes. The Committee approved forms of Stock Option Agreement which each of these exerciseability schedules.

Unit Options

Unit Options are the contingent right of awardholders to receive a cash payment equal to the closing price of a Share on the date they are exercised, less the closing price on the date it was granted, if the difference is greater than zero. Unit Options otherwise have terms substantially similar to Stock Options. The Committee also approved an amended and restated plan document for the MetLife International Unit Option Incentive Plan.

The foregoing description of the Award Agreements and Phantom Plan Documents is a summary, is not complete and is qualified in its entirety by reference to the Award Agreements and Phantom Plan Documents which are attached hereto as exhibits and are incorporated herein by reference.

Item 8.01	Other Events.

On February 15, 2013, MetLife, Inc. issued a press release announcing the declaration of first quarter 2013 dividends of $0.2500000 per share on MetLife, Inc.’s floating rate non-cumulative preferred stock, Series A, and $0.4062500 per share on MetLife, Inc.’s 6.50% non-cumulative preferred stock, Series B, subject to the final confirmation that it has met the financial tests specified in the Series A and Series B preferred stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On February 14, 2013, MetLife, Inc. issued a press release announcing that it had received the required approvals from both the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve to deregister as a bank holding company. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements And Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

10.1	Form of Performance Share Agreement (effective February 11, 2013)

10.2	MetLife International Performance Unit Incentive Plan (as amended and restated effective February 11, 2013)

10.3	Form of Performance Unit Agreement (effective February 11, 2013)

10.4	Form of Restricted Stock Unit Agreement (effective February 11, 2013)

10.5	Form of Restricted Stock Unit Agreement (Three-Year “Cliff” Period of Restriction; No Code 162(m) Goals) (effective February 11, 2013)

10.6	MetLife International Restricted Unit Incentive Plan (as amended and restated effective February 11, 2013)

10.7	Form of Restricted Unit Agreement (effective February 11, 2013)

10.8	Form of Restricted Unit Agreement (Three-Year “Cliff” Period of Restriction; No Code 162(m) Goals) (effective February 11, 2013)

10.9	Form of Stock Option Agreement (effective February 11, 2013)

10.10	Form of Stock Option Agreement (Three-Year “Cliff” Exercisability) (effective February 11, 2013)

10.11	MetLife International Unit Option Incentive Plan (as amended and restated effective December 3, 2012)

10.12	Form of Unit Option Agreement (effective February 11, 2013)

10.13	Form of Unit Option Agreement (Three-Year “Cliff” Exercisability) (effective February 11, 2013)

99.1	Press release of MetLife, Inc., dated February 15, 2013, announcing the declaration of first quarter 2013 dividends on its floating rate non-cumulative preferred stock, Series A, and its 6.50% non-cumulative preferred stock, Series B, subject to the final confirmation that it has met the financial tests specified in the Series A and Series B preferred stock.

99.2	Press release of MetLife, Inc., dated February 14, 2013, announcing that it had received the required approvals from both the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve to deregister as a bank holding company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Christine M. DeBiase
Name: Christine M. DeBiase
Title: Vice President and Secretary

Date: February 15, 2013

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT

10.1	Form of Performance Share Agreement (effective February 11, 2013)

10.2	MetLife International Performance Unit Incentive Plan (as amended and restated effective February 11, 2013)

10.3	Form of Performance Unit Agreement (effective February 11, 2013)

10.4	Form of Restricted Stock Unit Agreement (effective February 11, 2013)

10.5	Form of Restricted Stock Unit Agreement (Three-Year “Cliff” Period of Restriction; No Code 162(m) Goals) (effective February 11, 2013)

10.6	MetLife International Restricted Unit Incentive Plan (as amended and restated effective February 11, 2013)

10.7	Form of Restricted Unit Agreement (effective February 11, 2013)

10.8	Form of Restricted Unit Agreement (Three-Year “Cliff” Period of Restriction; No Code 162(m) Goals) (effective February 11, 2013)

10.9	Form of Stock Option Agreement (effective February 11, 2013)

10.10	Form of Stock Option Agreement (Three-Year “Cliff” Exercisability) (effective February 11, 2013)

10.11	MetLife International Unit Option Incentive Plan (as amended and restated effective December 3, 2012)

10.12	Form of Unit Option Agreement (effective February 11, 2013)

10.13	Form of Unit Option Agreement (Three-Year “Cliff” Exercisability) (effective February 11, 2013)

99.1	Press release of MetLife, Inc., dated February 15, 2013, announcing the declaration of first quarter 2013 dividends on its floating rate non-cumulative preferred stock, Series A, and its 6.50% non-cumulative preferred stock, Series B, subject to the final confirmation that it has met the financial tests specified in the Series A and Series B preferred stock.

99.2	Press release of MetLife, Inc., dated February 14, 2013, announcing that it had received the required approvals from both the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve to deregister as a bank holding company.